UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/13/2006

VARSITY GROUP INC
(Exact name of registrant as specified in its charter)

Commission File Number:  000-28977

DE	54-1876848
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1300 19th Street NW, 8th Floor Washington, DC 20036
(Address of principal executive offices, including zip code)

202.349.1242
(Registrant’s telephone number, including area code)

Former address: 1850 M Street, Suite 1150, NW, Washington, DC 20036
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

The Company issued a press release earlier today announcing a cost reduction program geared to reduce its cost structure and focus on its core textbook and uniform businesses. Highlights include a workforce reduction of approximately 40%, which included closing its IQ Digital unit, and also reducing its remaining financial commitment on its IT outsourcing agreement with SchoolOne by approximately 40%.

A copy of the press release is attached hereto as an exhibit under item 9.01.

Item 9.01.    Financial Statements and Exhibits

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARSITY GROUP INC

Date: December 13, 2006	By:	/s/ Jim Craig
Jim Craig
CFO

Exhibit Index

Exhibit No.	Description
EX-99.1